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                                                                  EXHIBIT 4.1

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
              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.

         NUMBER                                                                                              SHARES

                                                                [LOGO]
INCORPORATED UNDER THE LAWS                                                                               COMMON STOCK
 OF THE STATE OF DELAWARE                                                                                PAR VALUE $0.01
                                                            CLARK/BARDES
                                                            HOLDINGS, INC.

THIS CERTIFICATE IS TRANSFERABLE                                                                        CUSIP 180668 10 5
    IN NEW YORK, NEW YORK                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That



is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Clark Bardes Holdings, Inc., a Delaware corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

                              CERTIFICATE OF STOCK

Dated:

/s/ A. J. SHAMBERG

                                     [SEAL]
Chairman                                                                 Countersigned And Registered
Of The Board                                                                THE BANK OF NEW YORK

                                                                                   TRANSFER AGENT
                                                                                    AND REGISTRAR


/s/ THOMAS M. PYRA                                                       BY

Chief Financial Officer                                                            Authorized Signature

-------------------------------------        --------------------------------------------------
     AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
        680 BLAIR MILL ROAD                                PROOF OF JULY 14, 1998
         HORSHAM, PA 19044                               CLARK/BARDES HOLDINGS, INC.
           (215) 657-3480                                       H 57356 FACE
-------------------------------------        --------------------------------------------------
   SALES:  M. GARRETT: 214-823-2700            OPERATOR:                       hj/eg/JW/koshy
-------------------------------------        --------------------------------------------------
/NET/BANKNOTE/HOME 11/C-4/CLARK 57356                             REV. 3
-------------------------------------        --------------------------------------------------
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                       [CLARK/BARDES HOLDINGS, INC. LOGO]


         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS IN WRITING A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Clark/Bardes Holdings, Inc. and The Bank of New York, dated as of July , 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Clark/Bardes Holdings, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates, and will no longer be evidenced by this certificate. Clark/Bardes Holdings, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or any Affiliate or Associate thereof (as defined in the Rights Agreement) whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                           UNIF GIFT MIN ACT-  _______________Custodian _____________
TEN ENT - as tenants by the entireties                                           (Cust)                  (Minor)
JT TEN  - as joint tenants with right of survivorship                        under Uniform Gifts to Minors
          and not as tenants in common                                       Act ____________________
                                                                                      (State)
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     Additional abbreviations may also be used though not in the above list.




For Value Received, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                      Shares
----------------------------------------------------------------------
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney,
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated                                          X
     -------------------------------------      -------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.                        X
                                                -------------------------------

                                               ALL GUARANTEES MUST BE MADE BY A
                                               FINANCIAL INSTITUTION (SUCH AS A
                                               BANK OR BROKER) WHICH IS A
                                               PARTICIPANT IN THE SECURITIES
                                               TRANSFER AGENTS MEDALLION PROGRAM
                                               ("STAMP"), THE NEW YORK STOCK
                                               EXCHANGE, INC. MEDALLION
                                               SIGNATURE PROGRAM ("MSP"), OR THE
                                               STOCK EXCHANGES MEDALLION PROGRAM
                                               ("SEMP") AND MUST NOT BE DATED.
                                               GUARANTEES BY A NOTARY PUBLIC ARE
                                               NOT ACCEPTABLE.

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
--------------------------------------- ------------------------------------------------------
      AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
         680 BLAIR MILL ROAD                            PROOF OF JULY 21, 1998
         HORSHAM, PA  19044                           CLARK/BARDES HOLDINGS, INC.
           (215) 657-3480                                  H 57356 bk
--------------------------------------- -------------------------------------------------------
   SALES:  M. GARRETT: 214-823-2700          OPERATOR:                        JW/JW/koshy/eg
--------------------------------------- -------------------------------------------------------
/NET/BANKNOTE/HOME 11/ C-4 CLARK 57356                           REV. 3
--------------------------------------- -------------------------------------------------------
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